UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 28, 2016

Ambac Financial Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza, New York, New York 10004
(Address of principal executive offices) (Zip Code)

(212) 658-7470
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01	Entry into a Material Definitive Agreement.
On March 28, 2016, Ambac Financial Group, Inc. (the “Company”) entered into five separate agreements (each, a “Support Agreement”), with the following five stockholders of the Company: (i) Alden Global Capital LLC (“Alden”), (ii) Axonic Credit Opportunities Master Fund, LP and OC 523 Master Fund Ltd. (collectively, “Axonic”), (iii) Cornwall Master LP (“Cornwall”) (iv) Evermore Global Advisors, LLC (“Evermore”), and (v) Sterling Grace Municipal Securities Corp. (“Sterling”). We refer herein to each of Alden, Axonic, Cornwall, Evermore and Sterling as a “Stockholder.”
Pursuant to its Support Agreement with each Stockholder, the Company agreed to increase the size of its board of directors (the “Board”) from six members to eight members and to appoint, effective on March 28, 2016, Ian Haft and David Herzog to the Board. The Company agreed with each of Alden, Cornwall, Evermore and Sterling that it will use reasonable best efforts to recommend, support and solicit proxies in favor of Messrs. Haft and Herzog to the Board at the 2016 Annual Meeting in a manner no less rigorous and favorable than it undertakes such actions with respect to other nominees at the meeting. The Company further agreed with each of Alden, Cornwall, Evermore and Sterling that following the 2016 annual meeting and through the 2017 annual meeting, the Board will not increase its size to more than six directors other than by unanimous vote of the directors then in office.
Each Stockholder agreed with the Company, among other things, that such Stockholder will appear in person or by proxy at the 2016 annual meeting and vote all shares of common stock it owns as of March 29, 2016, the record date for such meeting, in favor of (i) Messrs. Haft and Herzog, Alexander Greene, C. James Prieur, Jeffrey Stein and Nader Tavakoli (the “2016 Board Nominees”) for election to the Board, (ii) the Company’s “say on pay” proposal, and (iii) the ratification of the Company’s auditors. Each Stockholder further agreed with the Company not to nominate or recommend any other person for election to the Board at the 2016 annual meeting, submit any proposal for consideration at the 2016 annual meeting, initiate or participate in any “withhold” campaign with respect to the 2016 annual meeting, or support or encourage other stockholders taking any of these actions.
Each of Alden, Cornwall, Evermore and Sterling agreed with the Company that from March 28, 2016, until the completion of the 2016 annual meeting, such Stockholder will not engage in any trading that would reduce the net voting power of such Stockholder and its affiliates at the annual meeting. Each of Alden, Axonic, Evermore, and Sterling Grace represented to the Company that, as of March 28, 2016, each such Stockholder had no current intention to transfer or dispose of, or engage in any trading in, any shares of the Company’s common stock such Stockholder owned as of such date.
Each Stockholder also agreed to a standstill, which prohibits such Stockholder from: (i) soliciting or participating in the solicitation of proxies with respect the Company’s securities, (ii) advising or supporting any person with respect to the voting of securities of the Company at the 2016 annual meeting, (iii) seeking to influence nominations in furtherance of a “contested solicitation” for the election or removal of directors; (iv) seeking, alone or in concert, representation on the Board, or (v) making any statement disparaging the Company, its directors or its management.
In addition to any other committee assignments the Board may make, the Company agreed with Cornwall that for so long as Mr. Haft serves on the Board, he will be appointed to the Compensation Committee and the Strategy and Risk Policy Committee of the Board. The Company agreed with each of Alden, Cornwall, Evermore, and Sterling that, from and after the 2016 annual meeting, Messrs. Haft and Herzog will serve on the board of directors of Ambac Assurance Corporation.
Cornwall agreed that if, at any time while Mr. Haft serves on the Board, Cornwall ceases to have “net long” ownership of at least 1,600,000 shares of the Company’s common stock, Cornwall will cause Mr. Haft to resign from the Board. Cornwall further agreed that, from and after the 2016 annual meeting, for so long as Mr. Haft serves on the Board, Cornwall will vote its shares in support the Board’s nominees for each future annual meeting.
The Company’s Support Agreements with each of Alden, Evermore and Sterling terminate on the earlier of (i) the date on which Messrs. Herzog and Haft cease to serve on the Board or (ii) September 28, 2016. The Company’s Support Agreement with Cornwall terminates on the later of (i) September 28, 2016 and (ii) 30 days from the date after Mr. Haft ceases to be a director on the Board. The Company’s Support Agreement with Axonic terminates on the earlier of the date that (i) either Mr. Haft or Mr. Herzog ceases to serve on the Board or the Board fails to nominate either Mr. Haft or Mr. Herzog to the Board, (ii) the date following the 2016 annual meeting, and (iii) June 18, 2016.
The above summary is qualified in its entirety by reference to the full text of the Support Agreements, copies of which are filed as Exhibits 10.1 through 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02.	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Pursuant to the Support Agreements, the Company’s board of directors appointed Ian Haft and David Herzog to the Board, in each case, effective on March 28, 2016. Two directors currently serving on the Board, Victor Mandel and Eugene Bullis, will not stand for re-election at the 2016 annual meeting.
Effective March 28, 2016 Mr. Haft was appointed to the Compensation Committee and the Strategy and Risk Policy Committee of the Board, and Mr. Herzog was appointed to the Audit Committee of the Board.

Item 7.01	Regulation FD Disclosure.
On March 28, 2016, the Company issued a press release announcing the Support Agreements. The full text of the press release is set forth as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.     The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
Number	Exhibit Description
10.1	Voting and Support Settlement Agreement, dated as of March 28, 2016, by and between Ambac Financial Group, Inc. and Alden Global Capital LLC.
10.2	Voting and Support Settlement Agreement, dated as of March 28, 2016, by and among Ambac Financial Group, Inc, Axonic Credit Opportunities Master Fund, LP and OC 523 Master Fund Ltd.
10.3	Voting Support Settlement Agreement, dated as of March 28, 2016, by and between Ambac Financial Group, Inc. and Cornwall Master LP.
10.4	Voting and Support Settlement Agreement, dated as of March 28, 2016, by and between Ambac Financial Group, Inc. and Evermore Global Advisors, LLC.
10.5	Voting Support Settlement Agreement, dated as of March 28, 2016, by and between Ambac Financial Group, Inc. and Sterling Grace Municipal Securities Corp.
99.1	Press Release dated March 28, 2016
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated:	March 29, 2016	By:	/s/ William J. White
First Vice President, Secretary and Assistant General Counsel

Exhibit Index

Exhibit
Number	Exhibit Description
10.1	Voting and Support Settlement Agreement, dated as of March 28, 2016, by and between Ambac Financial Group, Inc. and Alden Global Capital LLC.
10.2	Voting and Support Settlement Agreement, dated as of March 28, 2016, by and among Ambac Financial Group, Inc, Axonic Credit Opportunities Master Fund, LP and OC 523 Master Fund Ltd.
10.3	Voting Support Settlement Agreement, dated as of March 28, 2016, by and between Ambac Financial Group, Inc. and Cornwall Master LP.
10.4	Voting and Support Settlement Agreement, dated as of March 28, 2016, by and between Ambac Financial Group, Inc. and Evermore Global Advisors, LLC.
10.5	Voting Support Settlement Agreement, dated as of March 28, 2016, by and between Ambac Financial Group, Inc. and Sterling Grace Municipal Securities Corp.
99.1	Press Release dated March 28, 2016